Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax ABNB Option Income Strategy ETF (ABNY)

YieldMax AMD Option Income Strategy ETF (AMDY)

YieldMax MRNA Option Income Strategy ETF (MRNY)

YieldMax PYPL Option Income Strategy ETF (PYPY)

YieldMax DIS Option Income Strategy ETF (DISO)

YieldMax JPM Option Income Strategy ETF (JPMO)

YieldMax MSFT Option Income Strategy ETF (MSFO)

YieldMax XOM Option Income Strategy ETF (XOMO)

listed on NYSE Arca, Inc.

September 15, 2023

Supplement to the Statement of Additional Information (SAI)

dated August 14, 2023

Effective immediately, references to the “fiscal year ending July 31, 2024,” in the “Board Compensation” section on page 28 of the SAI, are hereby replaced with references to “fiscal year ending October 31, 2024.”

Please retain this Supplement for future reference.

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